UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 8, 2023
Date of Report (date of earliest event reported)

COPART INC
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
				(Zip Code)
(972) 391-5000
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION INCLUDED IN THIS REPORT
Section 5 — Corporate Governance & Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2023 annual meeting of stockholders on December 8, 2023 (the “Annual Meeting”). Of the 960,183,475 shares of our common stock outstanding as of the record date of October 13, 2023, 868,333,246 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 90% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	795,551,222	38,231,656	620,103	33,930,265
A. Jayson Adair	819,149,536	14,632,918	620,527	33,930,265
Matt Blunt	791,140,751	36,852,793	6,409,437	33,930,265
Steven D. Cohan	761,078,634	66,382,219	6,942,128	33,930,265
Daniel J. Englander	736,200,889	91,818,621	6,383,471	33,930,265
James E. Meeks	793,668,428	33,862,424	6,872,129	33,930,265
Thomas N. Tryforos	785,566,143	48,095,441	741,397	33,930,265
Diane M. Morefield	720,433,364	113,231,950	737,667	33,930,265
Stephen Fisher	823,084,931	10,612,293	705,757	33,930,265
Cherylyn Harley LeBon	796,076,823	37,651,100	675,058	33,930,265
Carl D. Sparks	793,095,486	40,500,201	807,294	33,930,265

2.
Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2023 as disclosed in our proxy statement, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
663,404,339	164,565,948	6,432,694	33,930,265

3.
Advisory Vote on Frequency of Advisory Vote on Executive Compensation. On an advisory (non-binding) basis, the stockholders indicated their preference that an advisory vote on executive compensation occur annually:

One Year	Two Years	Three Years	Votes Withheld	Broker Non-Votes
818,528,488	1,939,070	13,267,373	668,050	33,930,265
Based on the approval of one year as the frequency of a stockholder vote on executive compensation, the Company's board of directors has determined that it will hold an advisory vote on the compensation of Copart's named executive officers annually until the next required vote on the frequency of such a stockholder advisory vote.

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
857,466,735	10,377,838	488,673	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 14, 2023                 COPART, INC.

By:	/s/ Paul K. Kirkpatrick
Paul K. Kirkpatrick
Senior Vice President, Chief Legal Officer, and Secretary